UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 22, 2016

COLLEGIUM PHARMACEUTICAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-37372	03-0416362
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Dedham Street

Suite 800

Canton, MA 02021

(781) 713-3699

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2016, the Board of Directors (the “Board”) of Collegium Pharmaceutical, Inc. (the “Company”) appointed Theodore R. Schroeder as a member of the Board, effective immediately.  Mr. Schroeder will serve as a Class III director, with an initial term expiring at the next annual meeting of shareholders in 2016.

Mr. Schroeder’s annual compensation will be consistent with that provided to the Company’s other non-employee directors, as described in the Company’s Registration Statement on Form S-1/A (File No. 333-208641), filed with the U. S. Securities and Exchange Commission on January 4, 2016, under the heading “Executive and Director Compensation—Non-Employee Director Compensation.”  On January 22, 2016, the Company granted to Mr. Schroeder an option to purchase 15,000 shares of common stock of the Company that vests and becomes exercisable over a four-year period commencing on January 22, 2016.  Twenty-five percent (25%) of the option vests and becomes exercisable on January 22, 2017 with the balance vesting thereafter in equal monthly installments (rounded up to the nearest whole share of common stock) over the remaining three years, subject to Mr. Schroeder’s continued service as a director of the Company.

In addition, Mr. Schroeder entered into an indemnification agreement with the Company effective January 22, 2016, substantially in the form of the indemnification agreement entered into between the Company and its other directors and executive officers, previously filed with the U.S. Securities and Exchange Commission on April 27, 2015 as Exhibit 10.37 to the Company’s Registration Statement on Form S-1/A (File No. 333-203208).

There is no arrangement or understanding between Mr. Schroeder and any other persons pursuant to which Mr. Schroeder was selected as a director.  There are no related party transactions involving Mr. Schroeder that are reportable under Item 404(a) of Regulation S-K.

Item 8.01                     Other Information.

On January 25, 2016, the Company issued a press release announcing the appointment of Mr. Schroeder to the Board.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01                     Financial Statements and Exhibits.

(d)       Exhibits

99.1                                                Press Release dated January 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2016	Collegium Pharmaceutical, Inc.

	By:	/s/ Paul Brannelly
Name: Paul Brannelly
Title: Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated January 25, 2016.